UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 28, 2006
BACK YARD BURGERS, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12104 (Commission File Number)	64-0737163 (IRS Employer Identification No.)

1657 N. Shelby Oaks Drive, Suite 105 Memphis, Tennessee (Address of Principal Executive Offices)	38134-7401 (Zip Code)
901-367-0888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE 08/28/06

Item 8.01 Other Events.
     On August 28, 2006 Back Yards Burgers, Inc. issued a press release acknowledging that it received a letter from BBAC, LLC. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibits are furnished herewith:

Exhibit
Number	Description
99.1	Press Release of Back Yard Burgers, Inc. dated August 28, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 29, 2006

BACK YARD BURGERS, INC.
By:	/s/ Michael G. Webb
	Name:	Michael G. Webb
	Title:	Chief Financial Officer